UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 15, 2007

                               AMIS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                  000-50397              51-0309588

 (State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)



                   2300 BUCKSKIN ROAD, POCATELLO, IDAHO 83201

          (Address of Principal Executive Offices, Including Zip Code)


                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

AMIS Holdings, Inc. (the "Company"), parent company of AMI Semiconductor, a leading designer and manufacturer of state-of-the-art mixed-signal and digital products, appointed J. Donald Sherman to its Board of Directors on August 15, 2007, to fill the vacancy created by S. Atiq Raza's resignation, as previously announced and reported on the Company's current report on Form 8-K dated July 3, 2007. Mr. Sherman was also appointed to the Audit Committee of the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors. The Company issued a press release regarding the appointment of Mr. Sherman, which is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.


ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.      Description
-----------      -----------
99.1             Press Release Dated August 20, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMIS HOLDINGS, INC.

Date: August 20, 2007                      By: /s/ CHRISTINE KING
      -----------------------                  ---------------------------------
                                           Name:  Christine King
                                           Title: Chief Executive Officer